UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48033 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)  As previously disclosed, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Lear Corporation (“Lear,” or the “Company”) froze Lear’s salaried defined benefit pension plan effective December 31, 2006 and the Company established a new defined contribution retirement program effective January 1, 2007. This action also resulted in the freeze of benefit accruals under the Lear Corporation Pension Equalization Program and a related portion of the Lear Corporation Executive Supplemental Savings Plan (collectively, the “SERP”).
     On December 18, 2007, the Compensation Committee approved further amendments to the SERP to (i) comply with changes in the tax laws (pursuant to Section 409A of the Internal Revenue Code of 1986, as amended) governing the permitted timing of distributions from non-qualified deferred compensation plans such as the SERP and (ii) provide for the payment of vested benefits to SERP participants in equal installments over a 5-year period beginning at age 60 (collectively, the “SERP Amendments”). For an active participant eligible to receive benefits, amounts that would otherwise be payable will be used to fund a third party annuity or other investment vehicle. In such event, the participant will not have access to the invested funds or receive any cash payments until he or she retires or otherwise terminates employment with the Company. Under the SERP Amendments, all distributions under the SERP will be completed within five years after the last participant vests or turns age 60, whichever is later. The foregoing summary of the SERP Amendments is qualified in its entirety by reference to the full text of the SERP Amendments that are attached as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Exhibit Description
10.1	Third Amendment to Lear Corporation Pension Equalization Program, effective as of December 18, 2007

10.2	Fourth Amendment to Lear Corporation Executive Supplemental Savings Plan, effective as of December 18, 2007

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: December 19, 2007	By:	/s/ Daniel A. Ninivaggi
		Name:	Daniel A. Ninivaggi
		Title:	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Lear Corporation Pension Equalization Program, effective as of December 18, 2007

10.2	Fourth Amendment to Lear Corporation Executive Supplemental Savings Plan, effective as of December 18, 2007

4